                                                                    EXHIBIT 99.1

                                OPTION AGREEMENT

NEITHER THIS OPTION AGREEMENT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE; THEREFORE, THIS OPTION AGREEMENT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, IF ANY, MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR QUALIFICATION OR UPON DELIVERY TO THE COMPANY, OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

           This OPTION AGREEMENT (this "Agreement") is entered into as of October 18, 1998, by and among Sunrise Assisted Living, Inc., a Delaware corporation ("Acquiror"), and Karrington Health, Inc., an Ohio corporation (the "Company").

                              W I T N E S S E T H:

           WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Buckeye Merger Corporation, an Ohio corporation ("Merger Sub"), and the Company are entering into an Agreement of Merger of even date herewith (the "Merger Agreement"; capitalized terms used but not defined herein shall have the same meaning assigned to such terms in the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger; and

           WHEREAS, as a condition to the willingness of the parties to enter into the Merger Agreement and incur expenses and expend time and effort in connection with the Merger Agreement and transactions contemplated thereby, Acquiror has required that the Company agree, and the Company has agreed, among other things, to grant to Acquiror the Company Stock Option (as hereinafter defined), in accordance with the terms of this Agreement.

           NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                            THE COMPANY STOCK OPTION

       1.1 Grant of Company Stock Option. The Company hereby grants to
Acquiror an irrevocable option (the "Company Stock Option") to purchase, subject to the terms hereof 676,903 1/ fully paid and nonassessable shares (the "Company Option Shares") of Company Common Stock at a purchase price of $9.00 per Company Option Share (the "Company Stock Purchase Price") in the manner set forth in Sections 1.2, 1.3 and 1.4 hereof; provided, however, that in no event shall the number of shares of Company Common Stock for which the Company Stock Option is exercisable exceed 9.9% of the number of shares of Company Common Stock outstanding before the exercise of the Company Stock Option. The number of shares of Company Common Stock that may be received upon the exercise of the Company Stock Option is subject to adjustment as set forth herein.

       1.2 Exercise of Company Stock Option.

            (a) The Company Stock Option may be exercised by Acquiror, in whole or in part, at any time or from time to time prior to termination of this Company Stock Option in accordance with Section 6.7, if during the term of this Company Stock Option a proposal for a Third Party Transaction is announced or received by the Company (the "Acquiror Triggering Event").

            (b) In the event Acquiror wishes to exercise all or any part of the Company Stock Option, Acquiror shall deliver to the Company a written notice (an "Acquiror Exercise Notice," with the date of the Acquiror Exercise Notice being hereafter called the "Notice Date") notifying Company of its exercise of the Company Stock Option and specifying the number of the Company Option Shares to be purchased. The closing of such exercise of the Company Stock Option (a "Company Option Closing") shall occur at a place, and on a date (not earlier than three nor later than 30 business days from the Notice Date) and at a time designated by Acquiror in the Acquiror Exercise Notice.

            (c) Upon receipt of an Acquiror Exercise Notice, the Company shall be obligated to deliver to Acquiror a certificate or certificates evidencing the Company Option Shares, in accordance with the terms of this Agreement, on the later of (i) the date specified in the Acquiror Exercise Notice or (ii) the first business day on which the conditions specified in Section 1.3 shall be satisfied.

            (d) Notwithstanding the foregoing, the Company Stock Option may not be exercised in whole or in part with respect to that number of shares of Company Common Stock that would result in the Acquiror realizing upon exercise 1/ A number equal to 9.9% of the outstanding Company Common Stock on the date hereof.

       thereof, taking into account all prior exercises of the Company Stock Option, an Aggregate Spread Value in excess of $5.0 million. For purposes of this Section 1.2(d), the term "Aggregate Spread Value" shall mean sum of (i) the number of Company Option Shares purchased upon exercise of the Company Stock Option multiplied by (ii) the excess, if any, of the average of the last reported sales prices on the Nasdaq Stock Market ("NASDAQ") of the Company Common Stock during the five trading days immediately preceding the Notice Date (or each applicable Notice Date, if the Company Stock Option is exercised on more than one occasion) over the Company Stock Purchase Price.

       1.3 Conditions to Delivery of the Company Option Shares. The right of Acquiror to exercise the Company Stock Option and the obligation of the Company to deliver the Company Option Shares upon any exercise of the Company Stock Option is subject to the following conditions:

            (a) Such delivery would not in any material respect violate, or otherwise cause the material violation of, any material law, including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act") applicable to such exercise of the Company Stock Option and the delivery of the Company Option Shares; and

            (b) There shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction preventing or prohibiting such exercise of the Company Stock Option or the delivery of the Company Option Shares in respect of such exercise (and no action or proceeding shall have been commenced or threatened for purposes of obtaining the same).

       1.4 Closings. At any Company Option Closing, (i) the Company will deliver to Acquiror a certificate or certificates evidencing the number of the Company Option Shares being purchased in the denominations specified in the Acquiror Exercise Notice, and, if the Company Stock Option has been exercised in part, a new Company Stock Option evidencing the right of Acquiror to purchase the balance of the Company Option Shares; and (ii) Acquiror will pay to the Company the aggregate Company Stock Purchase Price for the Company Option Shares to be purchased by Acquiror. Such aggregate purchase price is payable in Acquiror Common Stock, cash or a combination of Acquiror Common Stock and cash, in each case at Acquiror's option, as specified in the Acquiror Exercise Notice. All cash payments made by Acquiror to the Company pursuant to this Section 1.4 shall be made, at the option of Acquiror, either by wire transfer of immediately available funds or by delivery to the Company of a certified or bank cashier's check or checks payable to or on the order of the Company, in either case in the amount of the Company Stock Purchase Price multiplied by the number of shares to be purchased. If Acquiror elects to pay the Company Stock Purchase Price or a portion thereof in Acquiror Common Stock, the Acquiror Common Stock shall be valued at the average of the last reported sales prices of the Acquiror Common Stock on the NASDAQ for the five trading days immediately prior to the date of the Company Exercise Notice. After payment of the Company Stock Purchase Price for the Company Option Shares covered by the Acquiror Exercise Notice, the Company Stock Option shall be deemed exercised to the extent of the Company Option Shares specified in the Acquiror Exercise Notice as of the date such Company Exercise Notice is given to the Company.

       1.5 Adjustments Upon Share Issuances, Changes in Capitalization, etc.
In the event of any change in the Company Common Stock or in the number of outstanding shares of the Company Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of the Company (including, without limitation, the declaration or payment of an extraordinary dividend or cash, securities or other property), the type and number of shares or securities to be issued by the Company upon exercise of the Company Stock Option shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Acquiror shall receive upon exercise of the Company Stock Option the number and class of shares and voting power represented thereby, or other securities or property that Acquiror would have received in respect of the Company Common Stock, if the Company Stock Option had been exercised immediately prior to such event, or the record date therefor, as applicable, and elected to the fullest extent it would have been permitted to elect, to receive such securities, cash or other property.

       1.6 Legends. The certificate or certificates evidencing the Company Option Shares acquired upon exercise of the Company Option Shares shall bear a legend in substantially the following form:

       THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE; THEREFORE, THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR QUALIFICATION OR UPON DELIVERY TO THE COMPANY, OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OR QUALIFICATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

       It is understood and agreed that the above legend will be removed by delivery of substitute certificate(s) without such legend if the holder shall have delivered to the Company a copy of a letter from the staff of the Securities and

Exchange Commission, or an opinion of counsel in form and substance reasonably satisfactory to the Company and its counsel, to the effect that such legend is not required for purposes of the Securities Act.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company hereby represents and warrants to the Acquiror as follows:

       2.1 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby to be consummated by the Company. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Acquiror, constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

       2.2 Authority to Issue Shares. The Company has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof until the Company Stock Option shall no longer be exercisable, shall have reserved, all the Company Option Shares issuable pursuant to this Agreement, and the Company will take all necessary corporate action to authorize and reserve and permit it to issue all additional shares of the Company Common Stock or other securities which may be issued pursuant to
Section 1.5, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable, shall be delivered free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Acquiror's voting rights, charges and other encumbrances of any nature whatsoever (other than this Agreement) and shall not be subject to any preemptive rights.

       2.3 No Violation. The execution and delivery of this Agreement by the Company do not, the performance of its obligations hereunder by the Company will not, and the consummation by the Company of the transactions contemplated to be performed by it hereunder will not, (i) violate or conflict with any provision of any Law in effect on the date of this Agreement and applicable to the Company or any Company Subsidiary or by which any of their respective properties or assets is bound or subject; (ii) require the Company or any Company Subsidiary to obtain any consent, waiver, approval, license or authorization or permit of, or make any filing with, or notification to, any Governmental Entities, based on laws, rules, regulations and other requirements of Governmental Entities in effect as of the date of this Agreement (other than (a) the filing of a pre-merger notification report under the HSR Act and the expiration of the applicable waiting period, (b) filings or authorizations required in connection or in compliance with the provisions of the Securities Act, NASDAQ rules for notification of the listing of additional securities (or the rules of any other applicable national exchange) or the "blue sky" laws of various states, or (c) any other filings and approvals expressly contemplated by this Agreement); (iii) require the consent, waiver, approval, license or authorization of any person (other than Governmental Entities); (iv) violate, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any rights of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal, or require any payment under, or result in the creation of a lien or other encumbrance on any of the properties or assets of the Company or any Company Subsidiary pursuant to or under any provision of any indenture, mortgage, note, bond, lien, lease, license, agreement, contract, order, judgment, ordinance, Company Permit (as defined below) or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of their respective properties is bound or subject to; or (v) conflict with or violate the Articles of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of the Company or any Company Subsidiary, except for any breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances described in clause (iv) that would not have a Material Adverse Effect on the Company and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, either individually or in the aggregate, prevent the Company from performing any of its obligations under this Agreement and would not have a Material Adverse Effect on the Company. Neither the Company nor any of its affiliates or associates (as each such term is defined in Section 203 of the DGCL) is, prior to the date hereof, an "interested stockholder" (as such term is defined in Section 203 of the DGCL) of Acquiror. For purposes hereof, "Company Permit" means any all license, CON, franchise, grant, permit, easement, variance, accreditation, exemption, consent, certificate, identification number, approval, order, and other authorization necessary for the Company or any Company Subsidiary to own, lease and operate properties and to carry on its business as it is now being conducted.


                              ARTICLE III

                       COVENANTS OF THE COMPANY

       The Company hereby covenants and agrees as follows:

       3.1 Listing; Other Action. (a) If the Company Common Stock or any other securities to be acquired upon exercise of the Company Stock Option are then traded on the NASDAQ or any other national exchange, the Company, upon the request of Acquiror, shall, at the Company's expense, promptly file a notification to list such shares or other securities on such exchange and will use reasonable best efforts to obtain approval of such listing on such exchange, subject to notice of issuance, as promptly as practicable.

       (b) The Company shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated hereunder, including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities. Without limiting the generality of the foregoing, the Company shall, when required in order to effect the transactions contemplated hereunder, make all filings and submissions under the HSR Act as promptly as practicable.

       3.2 Registration. Upon the request of Acquiror at any time and from time to time within two (2) years after the first Company Option Closing, the Company agrees (i) to effect, as promptly as practicable, up to two registrations under the Securities Act covering any part or all (as may be requested by Acquiror) of the securities that have been acquired by or are issuable to Acquiror upon exercise of Company Stock Option, and to use its best efforts to qualify such Company Option Shares and/or other securities acquired upon exercise of the Company Stock Option under any applicable state securities laws and (ii) to include any part or all of Company Option Shares and such other securities acquired upon exercise of the Company Stock Option in any registration statement for common stock filed by the Company under the Securities Act in which such inclusion is permitted under applicable rules and regulations and to use its reasonable best efforts to keep each such registration described in clause (i) effective for a period not in excess of six
(6) months, unless, in the written opinion of counsel to the Company, addressed to Acquiror and reasonably satisfactory in form and substance to Acquiror, such registration is not required for the sale and distribution of such securities in the manner contemplated by Acquiror. If the managing underwriter of a proposed offering of securities by the Company shall advise the Company in writing that, in the reasonable opinion of the managing underwriter, the distribution of Company Option Shares or such other securities acquired upon exercise of the Company Stock Option requested by Acquiror to be included in a registration statement concurrently with securities being registered for sale by the Company would adversely affect the distribution of such securities by the Company, then the Company shall, at its option, either (i) include such of the Company Option Shares and/or such other securities acquired upon exercise of the Company Stock Option in the registration statement, but Acquiror shall agree to delay the offering and sale for such period of time as the managing underwriter may reasonably request (provided that Acquiror may at any time withdraw its request to include securities in such offering) or (ii) include such portion of Company Option Shares and/or such other securities acquired upon exercise of the Company Stock Option in the registration statement as the managing underwriter advises may be included for sale simultaneously with sales by the Company. The registrations effected under this Section 3.2 shall be effected at the Company's expense, except for underwriting commissions and discounts and the fees and disbursements of Acquiror's counsel. With respect to a registration statement which has become effective pursuant to this Agreement, if the Board of Directors of the Company shall determine, in its good faith reasonable judgment, that it is necessary to suspend the availability of such registration statement in light of the existence of any undisclosed acquisition or financing activity or other undisclosed material event, circumstance or condition involving the Company or any Company Subsidiary, the disclosure of which in any such case could reasonably be expected materially to disadvantage the Company, and the existence of which would render such registration statement inadequate as failing to include material information, then the Company may cause the right of Acquiror to make dispositions of Company Option Shares and/or such other securities acquired upon exercise of the Company Stock Option pursuant to such registration statement to be suspended for one or more periods of time not exceeding 90 days in the aggregate, as the Board of Directors of the Company determines in its good faith reasonable judgment to be necessary. If the Company determines to suspend the right of the holders pursuant to the immediately preceding sentence, the Company shall deliver a notice to Acquiror which indicates that such registration statement is no longer usable. Upon the receipt of any such notice, Acquiror shall forthwith discontinue any sale of Company Option Shares and/or other securities acquired upon exercise of the Company Stock Option pursuant to such registration statement and any use of the prospectus contained therein. As soon as the circumstances which resulted in the delivery of any such notice cease to exist, the Company shall promptly notify Acquiror of such cessation, whereupon Acquiror may resume making dispositions of Company Option Shares and/or other securities acquired upon exercise of the Company Stock Option pursuant to such registration statement. Acquiror shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this
Section 3.2, the Company and Acquiror shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification and contribution.

       3.3 Put Right. Prior to the termination of the Company Stock Option in accordance with Section 6.7 hereof and if the other conditions set forth in
Section 1.3 are met and the Company Stock Option is otherwise exercisable, Acquiror shall have the right in connection with the consummation of a Third Party Transaction to require the Company to purchase the Company Stock Option (the "Put Right") at a cash purchase price (the "Put Price") equal to the product determined by multiplying (i) the number of Company Option Shares as to which the Company Stock Option has not yet been exercised by (ii) the Spread (as defined below). The Company hereby agrees to furnish notice to Acquiror at least five business days prior to the anticipated consummation of a Third Party Transaction. As used herein, the term "Spread" shall mean the excess, if any, of
(i) the greater of (x) the highest price (in cash or fair market value of securities or other property) per share of the Company Common Stock paid within 12 months preceding the date of exercise of the Put Right (or to be paid pursuant to any agreement or arrangement in effect as of the date of such exercise) for any shares of Company Common Stock beneficially owned by any person who shall have acquired or become the beneficial owner of 20% or more of the outstanding shares of Company Common Stock after the date hereof or (y) the average of the last reported sales prices on NASDAQ of the Company Common Stock during the five trading days immediately preceding the written notice of exercise of the Put Right over (ii) the Company Stock Purchase Price. Notwithstanding the foregoing, in no event shall the aggregate Put Price, together with the Aggregate Spread Value of any Company Option Shares previously exercised, exceed $5.0 million. The procedures for the exercise of the Company Stock Option set forth in Section 1.2(b) hereof shall be followed also with regard to the exercise of this Put Right except that the closing of such exercise of this Put Right shall occur simultaneously with the consummation of the Third Party Transaction.


                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

       Acquiror hereby represents and warrants to the Company that it has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby to be consummated by the Acquiror. The execution and delivery of this Agreement by the Acquiror have been duly authorized by the Board of Directors of the Acquiror.


                                    ARTICLE V

                              COVENANTS OF ACQUIROR

       Acquiror hereby covenants and agrees that, subject to Section 3.2 hereof, it shall acquire Company Option Shares and/or other securities acquired upon exercise of the Company Stock Option for investment purposes only and not with a view to any distribution thereof in violation of the Securities Act, and shall not sell any such securities purchased pursuant to this Agreement except in compliance with the Securities Act.

                                   ARTICLE VI

                                  MISCELLANEOUS

       6.1 Expenses. Except as expressly provided herein to the contrary, each party hereto will pay all of its expenses in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its counsel and other advisors.

       6.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or facsimile, by registered or certified mail (postage prepaid, return receipt requested), or by a nationally recognized courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or, if sent by telecopy or facsimile, to the parties at the telecopier numbers specified below:

       If to Acquiror:            Sunrise Assisted Living, Inc.
                                  9401 Lee Highway, Suite 300
                                  Fairfax, Virginia 22031
                                  Attn: Thomas B. Newell
                                  Telecopier: (703) 273-6853

       With a copy                Hogan & Hartson L.L.P.
       (which shall not           555 13th Street, N.W.
       constitute notice) to:     Washington, D.C.  20004

                                  Attn:  Robert J. Waldman, Esq.
                                  Telecopier:  202-637-5910

       If to the Company:         Karrington Health, Inc.
                                  919 Old Henderson Road
                                  Columbus, Ohio 34220
                                  Attn: Stephen Lewis, Esq.
                                  Telecopier: (614) 451-5199

       With copies                Bricker & Eckler LLP
       (which shall not           100 South Third Street
       constitute notice) to:     Columbus, Ohio  43215-4291

                Attention: Charles H. McCreary, III, Esq.

       and

                                  Wachtell, Lipton, Rosen & Katz
                                  51 West 52nd Street
                                  New York, New York 10019
                                  Attention: Craig M. Wasserman, Esq.

       6.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

       6.4 Assignment. This Agreement shall not be assigned by operation of law or otherwise, without the prior written consent of the other party hereto.

       6.5 Governing Law. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Ohio, regardless of the laws that might govern under applicable principles of conflict of law theory.

       6.6 Injunctive Relief. The parties agree that in the event of a breach of any provision of this Agreement irreparable damage would occur, the aggrieved party would be without an adequate remedy at law and damages would be difficult to determine. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of such provision. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled at law or in equity.

       6.7 Termination. The Company Stock Option shall terminate upon the earlier of: (i) the Effective Time; or (ii) one year following the termination or expiration of the Merger Agreement; provided, however, that if an Acquiror Triggering Event occurs within such one-year period, then the Company Stock Option shall terminate fifteen months after the termination or expiration of the Merger Agreement.

       6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

       6.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as to make it enforceable.

       6.10 Further Assurances. Each party hereto will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated by this Agreement.

       6.11 Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

       6.12 Amendment and Modification. This Agreement may be amended, modified and supplemented only by a written document executed by Acquiror and the Company.

       IN WITNESS WHEREOF, Acquiror and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                               SUNRISE ASSISTED LIVING, INC.

                               By: /s/ DAVID W. FAEDER
                                  --------------------------------------
                               Name: David W. Faeder
                               Title:  President

                               KARRINGTON HEALTH, INC.

                               By: /s/ RICHARD R. SLAGER
                                  --------------------------------------
                               Name: Richard R. Slager
                               Title:  Chairman and Chief Executive Officer